SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 1, 2006

VIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0032939	87-0410279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10373 Roselle Street, Suite 170, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (858) 452-8737

_____________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “ ”MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Viper Networks, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Series A Preferred Stock

On December 1, 2006, our Board of Directors in exercising its authority under Article Fourth of our Articles of Incorporation and pursuant to the provisions of the Nevada General Corporation Law, designated an additional 2,000,000 Shares of the 10,100,000 shares of our authorized preferred stock (par value $0.001) as Series A Preferred Stock. In designating the additional 2,000,000 shares of our preferred stock as Series A Preferred Stock, the Board affirmed that the Series A Preferred Stock shall have the following rights and privileges as originally designated on August 7, 2006:

(1) Dividends. The Series A Preferred Stock shall be entitled to receive cash dividends from funds legally available therefore as and when declared by the Board of Directors at such time or times when dividends are declared on the Company’s common stock.

(2) Liquidation Rights. In the event of any consolidation or merger of the Corporation which is in the nature of the winding up of the Corporation's business or sale of all or substantially all of the Company’s assets (a "Liquidation"), each holder of record of shares of Series A Preferred Stock shall be entitled to be paid in Common Stock, in respect of each such share the amount of ten (10) shares of the Company’s common stock (par value $0.001) up to the date of such Liquidation (whether or not, to the extent permitted by law, the Company shall have surplus or earnings available for dividends), and no more.

(3) Conversion. Each of the shares of the Series A Preferred Stock shall be automatically converted into ten (10) shares of the Company’s common stock within thirty (30) days after the first date at which: (1) the Company shall have sufficient authorized but unissued shares of its common stock available for the conversion of all Series A Preferred Stock then outstanding; and (2) upon any reasonable notice to all of the holders of the Series A Preferred Stock.

(4) Redemption. The Company shall have no right to call or redeem the Series A Preferred Stock at any time.

(5) Voting Rights. Except as otherwise provided by law, each share of the Series A Preferred Stock shall be entitled, on all matters on which any of the shareholders are required or permitted to vote, to one hundred forty (140) votes per share. And except as provided expressly herein or as required by law, the holders of the Series A Preferred Stock shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series A Preferred Stock then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series A Preferred Stock whether by amendment of the Company’s Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series A Preferred Stock are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series A Preferred Stock, present in person (including any person present via telephone) or represented by proxy, shall be necessary to constitute a quorum.

(6) Notice. Except as otherwise provided herein, any notice required to be given to the Company or holders of the Series A Preferred Stock shall be given in person, transmitted by e-mail, delivered by a recognized national overnight express delivery service or sent by United States mail (certified or registered air mail for addresses outside of the continental United States), return receipt requested, postage prepaid and addressed to the corporation at its principal office and to each holder of record at his address as it appears on the books of the corporation. Except as otherwise provided herein, any notice so given shall be deemed delivered upon the earlier of (i) actual receipt; (ii) receipt by sender of a confirmed receipt of e-mailed notice; (iii) two business days after delivery of such overnight express service; or (iv) five business days after deposit in the United States mail.

The designation of the additional 2,000,000 shares of our preferred stock as Series A Preferred Stock will require that the Company file an amended Certificate of Designation with the Nevada Secretary of State. The Company filed the amended Certificate of Designation on December 12, 2006.

The Board then approved the issuance of the following restricted shares of our Series A Preferred Stock, as follows:

(A)
The sum of 415,191 shares of the Series A Preferred Stock to Farid Shouekani, our President, Chief Executive Officer, and Director, in exchange for the surrender of 4,151,902 shares of the Company’s common stock for cancellation;

(B)	The sum of 443,566 shares of the Series A Preferred Stock to John Castiglione as final payment ($62,099.14) of his convertible promissory note issued August 25, 2005 and due December 31, 2006; and

(C)	The sum of 276,004 shares of the Series A Preferred Stock to Jason Sunstein as final payment ($38,640.45) on his convertible promissory note issued August 25, 2005 and due December 31, 2006.

The issuance of the Series A Preferred Stock to Mr. Shouekani, Mr. Castiglione, and Mr. Sunstein was completed upon our receipt of a completed and signed investment agreement from each of them. The transaction was also undertaken in reliance upon the private placement exemptions provided by Section 4(2) of the Securities Act of 1933 and applicable private placement exemptions under state securities laws. All of the shares of our Series A Preferred

Stock are considered “restricted securities” and issued with a restricted securities legend. No underwriter was used in connection with the transaction and we did not receive any proceeds from the sale of the Series A Preferred Stock. The Series A Preferred Stock was issued solely to meet our commitments to Mr. Shouekani, Mr. Castiglione, and Mr. Sunstein, an officer and director, a shareholder, and a shareholder, respectively, of the Company.

With the designation of the Series A Preferred Stock and the subsequent issuance of 1,134,761 shares of our Series A Preferred Stock to three individuals, namely 415,191 shares to Farid Shouekani, President, Chief Executive Officer, and Director, 443,566 shares to John Castiglione, and 276,004 shares to Jason Sunstein, the aggregate of 1,134,761 shares represents voting rights equal to an aggregate of 158,866,540 shares of our common stock.

Series B Preferred Stock

On December 1, 2006, our Board of Directors in exercising its authority under Article Fourth of our Articles of Incorporation and pursuant to the provisions of the Nevada General Corporation Law, designated 1,000,000 Shares of the 10,100,000 shares of our authorized preferred stock (par value $0.001) as Series B Preferred Stock. In designating the 1,000,000 shares of our preferred stock as Series B Preferred Stock, the Board provided that the Series B Preferred Stock shall have the following rights and privileges:

(1) Dividends. The Series B Preferred Stock shall be entitled to receive cash dividends from funds legally available therefore as and when declared by the Board of Directors at such time or times when dividends are declared on the Company’s common stock.

(2) Liquidation Rights. In the event of any consolidation or merger of the Corporation which is in the nature of the winding up of the Corporation's business or sale of all or substantially all of the Company’s assets (a "Liquidation"), each holder of record of shares of Series B Preferred Stock shall be entitled to be paid in Common Stock, in respect of each such share the amount of two hundred (200) shares of the Company’s common stock (par value $0.001) up to the date of such Liquidation (whether or not, to the extent permitted by law, the Company shall have surplus or earnings available for dividends), and no more.

(3) Conversion. Each of the shares of the Series B Preferred Stock shall be automatically converted into two hundred (200) shares of the Company’s common stock within thirty (30) days after the first date at which: (1) the Company shall have sufficient authorized but unissued shares of its common stock available first for the conversion of all Series A Preferred Stock then outstanding and then for the conversion of all Series B Preferred Stock then outstanding; and (2) upon any reasonable notice to all of the holders of the Series B Preferred Stock.

(4) Redemption. The Company shall have no right to call or redeem the Series B Preferred Stock at any time.

(5) Voting Rights. Except as otherwise provided by law, each share of the Series B Preferred

Stock shall be entitled, on all matters on which any of the shareholders are required or permitted to vote, to two hundred (200) votes per share. And except as provided expressly herein or as required by law, the holders of the Series B Preferred Stock shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series B Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series B Preferred Stock then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series B Preferred Stock whether by amendment of the Company’s Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series B Preferred Stock are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series B Preferred Stock, present in person (including any person present via telephone) or represented by proxy, shall be necessary to constitute a quorum.

(6) Notice. Except as otherwise provided herein, any notice required to be given to the Company or holders of the Series B Preferred Stock shall be given in person, transmitted by e-mail, delivered by a recognized national overnight express delivery service or sent by United States mail (certified or registered air mail for addresses outside of the continental United States), return receipt requested, postage prepaid and addressed to the corporation at its principal office and to each holder of record at his address as it appears on the books of the corporation. Except as otherwise provided herein, any notice so given shall be deemed delivered upon the earlier of (i) actual receipt; (ii) receipt by sender of a confirmed receipt of e-mailed notice; (iii) two business days after delivery of such overnight express service; or (iv) five business days after deposit in the United States mail.

The designation of the 1,000,000 shares of our preferred stock as Series B Preferred Stock will require that the Company file a Certificate of Designation with the Nevada Secretary of State. The Company filed the Certificate of Designation on December 12, 2006.

The Board then approved the issuance of the following restricted shares of our Series B Preferred Stock, as follows:

(A)
The sum of 50,000 shares of the Series B Preferred Stock to Onasi, Inc. a Utah corporation dba OnSat as the Retained Shares portion of the consideration for the VoIP Equipment Purchase and Services Agreement dated October 25, 2006 (see related Form 8-K filed on October 27, 2006); and

(B)
The sum of 274,708 shares of the Series B Preferred Stock to Onasi, Inc. a Utah corporation dba OnSat as the Resale Shares portion of the consideration for the VoIP Equipment Purchase and Services Agreement dated October 25, 2006 (see related Form 8-K filed on October 27, 2006); .

The issuance of the Series B Preferred Stock to Onasi, Inc. was completed upon our receipt of a completed and signed investment agreement. The transaction was also undertaken in reliance upon the private placement exemptions provided by Section 4(2) of the Securities Act of 1933 and applicable private placement exemptions under state securities laws. All of the shares of our Series B Preferred Stock are considered “restricted securities” and issued with a restricted securities legend. No underwriter was used in connection with the transaction and we did not receive any proceeds from the sale of the Series B Preferred Stock. The Series B Preferred Stock was issued solely to meet our commitment under the October 25, 2006 VoIP Equipment Purchase and Services Agreement between the Company and Onasi, Inc. a Utah corporation dba OnSat.

With the designation of the Series B Preferred Stock and the subsequent issuance of 50,000 and 274,708 shares of our Series B Preferred Stock to Onasi, Inc., the aggregate of 324,708 shares represents voting rights equal to an aggregate of 64,941,600 shares of our common stock.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On December 1, 2006, our Board of Directors authorized the designation of up to an additional 2,000,000 shares of the Series A Preferred Stock and the issuance of an aggregate of 1,134,761 shares of the Series A Preferred Stock to three individuals, namely, 415,191 shares to Farid Shouekani, President, Chief Executive Officer, and Director, 443,566 shares to John Castiglione, and 276,004 shares to Jason Sunstein, the aggregate of 1,134,761 shares represents voting rights equal to an aggregate of 158,866,540 shares of our common stock.

Also on December 1, 2006, our Board of Directors authorized the designation of up to 1,000,000 shares of the Series B Preferred Stock and the issuance of an aggregate of 324,708 shares of the Series B Preferred Stock to Onasi, Inc., the aggregate of 324,708 shares represents voting rights equal to an aggregate of 64,941,600 shares of our common stock.

As a result of the issuance of 1) the Series A Preferred Stock to Mr. Shouekani, Mr. Castiglione, and Mr. Sunstein (as described above) and 2) the Series B Preferred Stock to Onasi, Inc. (as described above), each of them shall have the right to vote the shares of the Common Stock owned by them with the Series A Preferred Stock and Series B Preferred Stock at any meeting or in any action of the Company’s stockholders.

The amount of Common Stock, Series A Preferred Stock, and Series B Preferred Stock that each of them owns and holds, as of the date of this Form 8-K, is as follows:

Name/Title	Common Shares (1)	Series A Preferred Shares			Series B Preferred Shares		Total Votes Held (2)	Percentage of Total Voting Rights (2)
		Shares Owned	Common Conversion	Voting Rights	Shares Owned	Common Conversion and Voting Rights
Farid Shouekani, President, CEO & Director	6,290,178	3,315,191	33,151,910	464,126,740	-0-	-0-	470,416,918	52.5%
John Castiglione	11,115,000	443,566	4,435,660	62,099,240	-0-	-0-	73,214,240	8.2%
Jason Sunstein	10,595,000	276,004	2,760,040	38,640,560	-0-	-0-	49,235,560	5.5%
Onasi, Inc. a Utah corporation dba OnSat	-0-	-0-	-0-	-0-	324,708	64,941,600	64,961,600	7.2%
Aggregate (3)	25,500,178	4,034,761	40,347,610	564,866,540	324,708	64,941,600	655,328,318	73.1%

Footnotes:
(1)
”Common Shares” includes shares owned directly by the named individuals or corporations and shares beneficially owned; i) Mr. Shouekani includes 1,000,000 common shares owned by his wife, ii) Mr. Castiglione includes 2,500,000 common shares owned by J2Capital of which Mr. Castiglione is a principal, and iii) Mr. Sunstein includes 2,500,000 common shares owned by J2Capital of which Mr. Sunstein is a principal.

(2)
The “Total Votes Held” represents the total votes held by the individual or corporation listed based on the shares of our Common Stock, shares of our Series A Preferred Stock, and shares of our Series B Preferred Stock held as of February 7, 2007. All percentages based on an aggregate of 249,980,456 shares of our Common Stock outstanding as of February 7, 2007, 4,134,761 shares of our Series A Preferred Stock outstanding, and 337,208 shares of our Series B Preferred Stock outstanding as of that date with each share of our common stock entitled to one vote per share, each share of our Series A Preferred Stock entitled to 140 votes per share, and each share of our Series B Preferred Stock entitled to 200 votes per share.

(3)
The “Aggregate” total “Common Shares” includes shares owned directly by the named individuals or corporations and shares beneficially owned; i) 1,000,000 common shares owned by Mr. Shouekani’s wife, and ii) 2,500,000 common shares owned by J2Capital of which Mr. Castiglione and Mr. Sunstein are principals.

As a result of the issuance of the Series A Preferred Stock to Mr. Shouekani, President, Chief Executive Officer, and Director, he will have the right to 52.5% of the outstanding voting rights (calculated using and aggregating his voting rights with respect to the common stock he currently holds, the common stock held by his wife, and the Series A Preferred Stock that has been issued to him).

As a result of the issuance of the Series A Preferred Stock to Mr. Castiglione he will have the right to 8.2% of the outstanding voting rights (calculated using and aggregating his voting rights with respect to the common stock he currently holds, the common stock held by J2Capital, and the Series A Preferred Stock that has been issued to him). As a result of the issuance of the Series A Preferred Stock to Mr. Sunstein he will have the right to 5.5% of the outstanding voting rights (calculated using and aggregating his voting rights with respect to the common stock he currently holds, the common stock held by J2Capital, and the Series A Preferred Stock that has been issued to him). Collectively, Mr. Castiglione and Mr. Sunstein will have the right to 13.7% of the outstanding voting rights (calculated using and aggregating their voting rights with respect to the common stock they currently hold, the common stock held by J2Capital, and the Series A Preferred Stock that has been issued to them).

As a result of the issuance of the Series B Preferred Stock to Onasi, Inc. they will have the right to 7.3% of the outstanding voting rights (calculated using and aggregating their voting rights with respect to the Series B Preferred Stock that has been issued to them).

ITEM 7.01 REGULATION FD DISCLOSURE

(A) Matter of Dividend Policy

In recent months the Company has continued to monitor its financial resources to meet its financial obligations to creditors and others who have provided capital and services to the Company. In past years the Company had plans to distribute shares of NextPhase Wireless, Inc. (“NextPhase”) to its stockholders as a dividend. The Company has now determined that it would be imprudent for the Company to make a distribution of any of the shares of NextPhase as a dividend to the Company’s stockholders.

The NextPhase common stock owned by the Company is and will likely remain an important source of liquidity for the Company in that it provides the Company with an opportunity to obtain cash to meet the Company’s financial obligations.

While the Company’s Board of Directors believes that this change in plans may have a short-term negative impact on the Company’s common stock market price, the strategy of utilizing the NextPhase common stock to meet the Company’s financial obligations will better serve the long-term needs of the Company and the Company’s stockholders.

The Company continues to explore potential opportunities to raise additional capital to meet its financial obligations and to implement its business plan. While the Company’s officers and directors believe that the strategy of retaining the NextPhase common stock is appropriate, the value of the NextPhase common stock in the open market has fluctuated significantly and the Company anticipates that retaining the NextPhase common stock may serve to assist the Company in raising additional capital.

(B) Termination of VoEx, Inc. Wholesale Relationship

During August 2006, the Company was selected by VoEx, Inc. as a preferred carrier for their international wholesale traffic. Previously, the two companies had exchanged non-material transactions. Based on a joint business plan the Company expected incremental quarterly revenues of $450,000.

Following insignificant revenues during the fourth quarter of 2006, due to international carrier interconnect timing issues beyond the Company’s ability to mitigate, the preferred carrier relationship with VoEx was terminated. The Company anticipates exchanging only non-material transactions with VoEx in the future. The Company believes that notwithstanding the termination of this relationship, the Company can better focus its resources on efforts needed in its core businesses.

(C) Financing of Wholesale Operations provided by Eastern Point Communications, LLC

As previously reported, we acquired the VoIP wholesale business Adoria Communications, LLC (“Adoria”) in January 2004 in a transaction with James Balestraci. The acquisition of Adoria was consummated in exchange for the Company’s payment of $500,000 cash and 2,500,000 shares of the Company’s common stock and Mr. Balestraci became an officer of the Company.

Following the acquisition of Adoria, the company was renamed Viper International, LLC (“Viper LLC”). Initially Mr. Balestraci served as an officer of the Company but later resigned in January 2005 but retained the responsibility as head of wholesale operations. On March 1, 2006, Mr. Balestraci resigned his position as head of wholesale operations and his company, Eastern Point Communications, LLC (“Eastern Point”) entered into a consulting agreement with the Company.

Under the terms of the consulting agreement the Company retains the continued services of Mr. Balestraci to manage and direct our wholesale operation. Beginning in November 2006, Eastern Point commenced funding the cash flow for certain of the Company’s customers (those with extended billing and/or extended payment terms) under a factoring type of arrangement. Weekly Eastern Point remits to the Company ninety-eight percent (98%) of the Company’s earned revenue for these customers with the Company guaranteeing Eastern Point’s collection from the customer.

The initial impact of the improved cash flow allowed Viper LLC to increase its weekly average revenue by 80% for an incremental quarterly increase of $416,000.

(D) Resignation of Nabil Youkhana

Nabil Youkhana has resigned as Senior Vice President following the lower than expected performance of the Company’s direct sales of monthly calling plans. While the Company continues to offer monthly calling plans, the Company has reduced its sales personnel and resources devoted to these efforts.

(E) Issuance of Series A and Series B Preferred Stock

The issuance of the 1,134,761 shares of our Series A Preferred Stock was undertaken to meet our commitments to Mr. Shouekani, Mr. Castiglione, and Mr. Sunstein. Each of the 1,134,761 shares has 140 votes per share and each Series A Preferred Share is convertible into 10 shares of our Common Stock.

The issuance of the 324,708 shares of our Series B Preferred Stock was undertaken to meet our commitment under the October 25, 2006 VoIP Equipment Purchase and Services Agreement between the Company and Onasi, Inc. a Utah corporation dba OnSat. Each of the 324,708 shares has 200 votes per share and each Series B Preferred Share is convertible into 200 shares of our Common Stock.

Currently, we do not have sufficient authorized but unissued shares of our Common Stock that would allow the Series A Preferred Stock or the Series B Preferred Stock to convert into our Common Stock.

For the Series A Preferred Stock to convert into the Company’s Common Stock, the Company will be required to obtain approval from the Company’s shareholders (including the holders of the Company’s Series A Preferred Stock and Series B Preferred Stock) for one of the following: (1) an increase in the authorized amount of the Company’s Common Stock; (2) a reverse stock split that would reduce the number of shares of the Company’s outstanding Common Stock; or (3) a combination of an increase in the number of authorized shares of the Company’s Common Stock and a reverse split of the Company’s Common Stock so that, as effectuated, all of the issued and outstanding shares of the Series A Preferred Stock can convert into the Company’s Common Stock.

In the case of the Series B Preferred Stock, if it were to convert into the Company’s Common Stock, the Company will be required to obtain approval from the Company’s shareholders (including the holders of the Company’s Series A Preferred Stock and Series B Preferred Stock) for one of the following: (1) an increase in the authorized amount of the Company’s Common Stock; (2) a reverse stock split that would reduce the number of shares of the Company’s outstanding Common Stock; or (3) a combination of an increase in the number of authorized shares of the Company’s Common Stock and a reverse split of the Company’s Common Stock so that, as effectuated, all of the issued and outstanding shares of the Series A Preferred Stock and Series B Preferred Stock can convert into the Company’s Common Stock.

ITEM 8.01 OTHER EVENTS

As described above, we have determined that it would be imprudent for the Company to make a distribution of any of the shares of NextPhase Wireless, Inc. (“NextPhase”) as a dividend to the Company’s stockholders.

The NextPhase common stock owned by the Company is and will likely remain an important source of liquidity for the Company in that it provides the Company with an opportunity to obtain cash to meet the Company’s financial obligations.

While we believe that this change in plans may have a short-term negative impact on the Company’s common stock market price, the strategy of utilizing the NextPhase common stock to meet the Company’s financial obligations will better serve the long-term needs of the Company and the Company’s stockholders.

The Company continues to explore potential opportunities to raise additional capital to meet its financial obligations and to implement its business plan. While the Company’s officers and directors believe that the strategy of retaining the NextPhase common stock is appropriate, the value of the NextPhase common stock in the open market has fluctuated significantly and the Company anticipates that retaining the NextPhase common stock may serve to assist the Company in raising additional capital. There can be no assurance that the Company will be successful in raising additional capital or, if it is successful, that the Company can raise additional capital on terms that are reasonable in light of the Company’s current circumstances.

(A) Factors That May Affect Future Results

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1) The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;

•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securities analysts;

•	developments in our industry;

•	general market conditions and other factors, including factors unrelated to our own operating performance;

•	changing regulatory exposure, laws, rules and regulations which may change; and

•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2) Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Pink Sheets and there can be no guarantee that we will gain or achieve any listing on the NASD Electronic Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3) Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
None	None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Date: March 7, 2007	By:	/s/ Farid Shouekani
Farid Shouekani, President